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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 1, 1996

                         SECURITY CAPITAL PACIFIC TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        MARYLAND                    0-4254                   74-6056896
     (STATE OR OTHER       (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
     JURISDICTION OF                                     IDENTIFICATION NO.)
     INCORPORATION)

      7777 MARKET CENTER AVENUE, EL PASO, TEXAS                 77912
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (915) 877-3900

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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

Item 5. Other Events

 ACQUISITIONS:

  The following acquisitions of multifamily properties, including three properties under contract, were or will be made by Security Capital Pacific Trust (PTR) from unrelated parties. PTR acquired, or will acquire, these properties because PTR and its REIT manager, Security Capital Pacific Incorporated believe that multifamily property investments in the western United States present excellent long term opportunities for consistent rental increases, high occupancies and value appreciation.

  PTR acquired Westcourt Village (formerly Cedarbrook) apartments on March 27, 1996 from a bank which had previously foreclosed on the property. Westcourt Village is a 515 unit, moderate income complex located in San Bernardino County, California. PTR acquired this property for approximately $12.7 million, net of a deferred maintenance credit. At date of purchase, the property's occupancy rate was 83.7%.

  PTR acquired Ocean Crest apartments on March 29, 1996 from a limited partnership. Ocean Crest is a 300 unit, moderate income complex located in San Diego, California. PTR acquired this property for approximately $15.6 million. At date of purchase, the property's occupancy rate was 91.3%.

  PTR acquired Timberline apartments on April 17, 1996 from a limited partnership. Timberline is a 130 unit, moderate income complex located in Portland, Oregon. PTR acquired this property for approximately $7.0 million. At date of purchase, the property's occupancy rate was 95.4%.

  PTR acquired Club Pacifica apartments on April 23, 1996 from a corporation. Club Pacifica is a 264 unit, moderate income complex located in San Diego, California. PTR acquired this property for approximately $14.3 million. At date of purchase, the property's occupancy rate was 94.3%.

  PTR acquired The Crossing apartments on May 21, 1996 from a corporation. The Crossing is a 296 unit, moderate income complex located in Corona, California. PTR acquired this property for approximately $14.9 million. At date of purchase, the property's occupancy rate was 89.2%.

  PTR acquired Mission Springs apartments on May 31, 1996 from a corporation. Mission Springs is a 736 unit, middle income complex located in Ontario, California. PTR acquired this property for approximately $38.5 million. At date of purchase, the property's occupancy rate was 94.6%.

  PTR acquired Quail Ridge apartments on June 13, 1996 from a limited partnership. Quail Ridge is a 396 unit, moderate income complex located in the San Francisco, California. PTR acquired this property for approximately $17.6 million. At date of purchase, the property's occupancy rate was 91.4%.

  PTR acquired The Newpointe apartments on July 10, 1996 from a Trust. The Newpointe is a 160 unit, moderate income complex located in Orange County, California. PTR acquired this property for approximately $9.4 million. At date of purchase, the property's occupancy rate was 97.5%.

  PTR has entered into a contract with a limited partnership, scheduled to close in August, 1996, to purchase Brighton apartments. PTR's earnest money has become non-refundable and acquisition of this property is likely. However, there can be no assurance that the property will be acquired. Brighton is a 233 unit moderate income complex located in Portland, Oregon and on May 8, 1996 was 97% occupied. The anticipated cost of the property is approximately $11.2 million.

  PTR has entered into a contract with a limited partnership, scheduled to close in August, 1996, to purchase El Dorado apartments. PTR's earnest money has become non-refundable and acquisition of this property is likely. However, there can be no assurance that the property will be acquired. El Dorado is a 448 unit moderate income complex located in San Diego, California and on June 14, 1996 was 95% occupied. The anticipated cost of the property is approximately $29.6 million. PTR anticipates assuming a mortgage note payable in the amount of $16.8 million in connection with the acquisition.

  PTR has entered into a contract with a general partnership, scheduled to close September, 1996, to purchase Oakwood apartments. PTR's earnest money has become non-refundable and acquisition of this property is likely. However, there can be no assurance that the property will be acquired. Oakwood is a 948 unit moderate income complex located in San Jose, California and on April 19, 1996 was 98.5% occupied. The anticipated cost of the property is approximately $64.8 million. PTR anticipates assuming a mortgage note payable in the amount of $47.7 million in connection with the acquisition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBIT

  (a) Financial Statements:

    Combined Statements of Revenues and Certain Expenses for Certain Multifamily Properties with Independent Auditors' Report thereon.

  (b) Pro Forma Financial Information:

    Pro Forma Balance Sheet as of March 31, 1996 (unaudited)

    Pro Forma Statement of Earnings for the year ended December 31, 1995 (unaudited)

    Pro Forma Statement of Earnings for the three months ended March 31, 1996 (unaudited)

  (c) Exhibit:

    Exhibit 23.1--Independent Auditors' Consent

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT NOT BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                          Security Capital Pacific Trust

                                                    /s/ James W. Kluber
                                          By: _________________________________
                                                      James W. Kluber
                                                       Vice President

        August 1, 1996
Date: _________________________

                        SECURITY CAPITAL PACIFIC TRUST

                        PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

  The following unaudited pro forma financial statements for Security Capital Pacific Trust (PTR) reflect the acquisition by PTR of the proprieties disclosed in this Form 8-K, Item 5. The pro forma financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of PTR.

  The accompanying unaudited pro forma balance sheet as of March 31, 1996 has been prepared as if the operating properties acquired, or under contract to be acquired, subsequent to March 31, 1996 had been acquired as of the balance sheet date.

  The accompanying unaudited pro forma statements of earnings for the year ended December 31, 1995 and for the three months ended March 31, 1996 have been prepared as if (i) the operating property acquisitions, including three operating properties under contract, reported in this Form 8-K, Item 5 had occurred as of January 1, 1995. Interest expense was adjusted to reflect the cost of pro forma line of credit borrowings that would have been required for these pro forma acquisitions.

  The unaudited pro forma financial statements do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the combined statement of revenues and certain expenses for certain multifamily properties included herein and the financial statments of PTR.

                         SECURITY CAPITAL PACIFIC TRUST

                            PRO FORMA BALANCE SHEET
                                 MARCH 31, 1996
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

                                                       PRO FORMA
                 ASSETS                   HISTORICAL  ADJUSTMENTS    PRO FORMA
                 ------                   ----------  -----------    ----------
Real Estate.............................. $1,930,632   $207,193(a)   $2,137,825
Less accumulated depreciation............     90,158        --           90,158
                                          ----------   --------      ----------
                                           1,840,474    207,193       2,047,667
Mortgage notes receivable................     14,764        --           14,764
                                          ----------   --------      ----------
    Total investments....................  1,855,238    207,193       2,062,431
Cash and cash equivalents................      8,338     (5,708)(b)       2,630
Accounts receivable......................      3,047        --            3,047
Other assets.............................     23,311        --           23,311
                                          ----------   --------      ----------
    Total assets......................... $1,889,934   $201,485      $2,091,419
                                          ==========   ========      ==========
  LIABILITIES AND SHAREHOLDERS' EQUITY
  ------------------------------------
Liabilities:
  Line of credit......................... $   36,250   $137,000(b)   $  173,250
  Long term debt.........................    350,000        --          350,000
  Mortgages payable......................    157,570     64,485(b)      222,055
  Dividends payable......................        --         --              --
  Accounts payable.......................     24,488        --           24,488
  Accrued expenses and other liabilities.     26,504        --           26,504
                                          ----------   --------      ----------
    Total liabilities....................    594,812    201,485         796,297
                                          ----------   --------      ----------
Shareholders' Equity:
  Series A Preferred shares (9,200,000
   convertible shares authorized and
   issued; stated liquidation preference
   of
   $25 per share)........................    230,000        --          230,000
  Series B Preferred shares (4,200,000
   shares issued; stated liquidation
   preference of $25 per share)..........    105,000        --          105,000
  Common shares (72,375,819 shares
   issued)...............................     72,376        --           72,376
  Additional paid-in capital.............    952,679        --          952,679
  Deficit (excess) of distributions to
   net earnings..........................    (62,996)       --          (62,996)
  Treasury shares (164,950 shares).......     (1,937)       --           (1,937)
                                          ----------   --------      ----------
    Total shareholders' equity...........  1,295,122        --        1,295,122
                                          ----------   --------      ----------
    Total liabilities and shareholders'
     equity.............................. $1,889,934   $201,485      $2,091,419
                                          ==========   ========      ==========

           See accompanying notes to pro forma financial statements.

                         SECURITY CAPITAL PACIFIC TRUST
                        PRO FORMA STATEMENT OF EARNINGS
               (IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED)

                                          YEAR ENDED DECEMBER 31, 1995
                                   ----------------------------------------------
                                        HISTORICAL
                                   ---------------------
                                            ACQUISITIONS
                                              CURRENT     PRO FORMA        PTR
                                     PTR     REPORT (C)  ADJUSTMENTS    PRO FORMA
                                   -------- ------------ -----------    ---------
Revenues:
  Rental income..................  $262,473   $35,277     $     --      $297,750
  Interest.......................     2,400       --           (298)(d)    2,102
                                   --------   -------     ---------     --------
                                    264,873    35,277          (298)     299,852
                                   --------   -------     ---------     --------
Expenses:
  Rental expenses................    73,808    11,404           --        85,212
  Real estate taxes..............    21,326     2,359           --        23,685
  Property management fees paid
   to affiliates.................     8,912     1,381           (59)(e)   10,234
  Depreciation...................    36,685       --          4,716 (f)   41,401
  Interest.......................    19,584     4,998        11,382 (g)   35,964
  REIT management fee paid to
   affiliate.....................    20,354       --            562 (h)   20,916
  General and administrative.....       952       --            --           952
  Provision for possible loss on
   investments...................       420       --            --           420
  Other..........................     1,136       --            --         1,136
                                   --------   -------     ---------     --------
                                    183,177    20,142        16,601      219,920
                                   --------   -------     ---------     --------
Earnings from operations.........    81,696    15,135       (16,899)      79,932
Gain on sale of investments, net.     2,623       --            --         2,623
                                   --------   -------     ---------     --------
Net earnings.....................    84,319    15,135       (16,899)      82,555
Less Preferred share dividends...    21,823       --            --        21,823
                                   --------   -------     ---------     --------
    Net earnings attributable to
     common shares...............  $ 62,496   $15,135     $ (16,899)    $ 60,732
                                   ========   =======     =========     ========
Weighted average common shares
 outstanding (i).................    67,052                               67,052
                                   ========                             ========
Per common shares amounts:
    Net earnings attributable to
     common shares...............  $   0.93                             $   0.91
                                   ========                             ========

           See accompanying notes to pro forma financial statements.

                         SECURITY CAPITAL PACIFIC TRUST

                        PRO FORMA STATEMENT OF EARNINGS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                        THREE MONTHS ENDED MARCH 31, 1996
                                     -------------------------------------------
                                          HISTORICAL
                                     --------------------
                                             ACQUISITIONS
                                               CURRENT     PRO FORMA     PTR PRO
                                       PTR    REPORT (C)  ADJUSTMENTS     FORMA
                                     ------- ------------ -----------    -------
Revenues:
  Rental income..................... $75,809    $9,040      $   --       $84,849
  Interest..........................     547       --           (74)(d)      473
                                     -------    ------     --------      -------
                                      76,356     9,040          (74)      85,322
                                     -------    ------     --------      -------
Expenses:
  Rental expenses...................  20,340     3,040          --        23,380
  Real estate taxes.................   7,103       565          --         7,668
  Property management fees paid to
   affiliates.......................   2,854       359          (26)(e)    3,187
  Depreciation......................  10,618       --         1,174(f)    11,792
  Interest..........................   6,520     1,241        2,846(g)    10,607
  REIT management fee paid to
   affiliate........................   5,555       --           151(h)     5,706
  General and administrative........     276       --           --           276
  Other.............................     170       --           --           170
                                     -------    ------     --------      -------
                                      53,436     5,205        4,145       62,786
                                     -------    ------     --------      -------
Earnings from operations............  22,920     3,835       (4,219)      22,536
Gain on sale of investments, net....   2,923       --           --         2,923
                                     -------    ------     --------      -------
Net earnings........................  25,843     3,835       (4,219)      25,459
Less Preferred share dividends......   6,388       --           --         6,388
                                     -------    ------     --------      -------
  Net earnings attributable to
   common shares.................... $19,455    $3,835     $ (4,219)     $19,071
                                     =======    ======     ========      =======
Weighted average common shares
 outstanding (i)....................  72,211                              72,211
                                     =======                             =======
Per common shares amounts:
  Net earnings attributable to
   common shares.................... $  0.27                             $  0.26
                                     =======                             =======


           See accompanying notes to pro forma financial statements.

                        SECURITY CAPITAL PACIFIC TRUST

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                MARCH 31, 1996
                            (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

  (a) Represents PTR's multifamily property acquisitions and three multifamily properties under contract to be acquired subsequent to March 31, 1996, as follows:

                                                        ACQUISITION   AQUISITION
      PROPERTY                                              DATE         COST
      --------                                         -------------- ----------
      Timberline......................................        4/17/96  $  7,043
      Club Pacifica...................................        4/23/96    14,300
      The Crossing....................................        5/21/96    14,850
      Mission Springs.................................        5/31/96    38,500
      Quail Ridge.....................................        6/13/96    17,550
      Newpointe.......................................        7/10/96     9,400
      Brighton........................................ under contract    11,150
      Oakwood......................................... under contract    64,800
      El Dorado....................................... under contract    29,600
                                                                       --------
                                                                       $207,193
                                                                       ========

  (b) Reflects the use of cash on hand of $5,708 and line of credit borrowings of $137,000 utilized to fund the pro forma acquisition of properties subsequent to March 31, 1996. Additionally, PTR anticipates assuming approximately $64,485 in mortgage notes payable upon the purchase of Oakwood and El Dorado.

  (c) Reflects historical revenues and certain expenses, including mortgage interest if applicable, on properties acquired in 1996, or under contract to be acquired subsequent to March 31, 1996, reported in this Form 8-K Item 5, for the year ended December 31, 1995 or for the period from January 1, 1996 to the earlier of the respective dates of acquisition or March 31, 1996. Historical revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the properties such as certain interest expense, interest income, income taxes and depreciation. The following table reconciles the historical financial information for the Group A Properties and the Group B Properties (as defined below) to the pro forma statements of earnings:

                                         FOR THE YEAR ENDED DECEMBER 31, 1995
                                      ------------------------------------------
                                                       REAL   PROPERTY
                                      RENTAL  RENTAL  ESTATE MANAGEMENT INTEREST
                                      INCOME  EXPENSE TAXES     FEES    EXPENSE
                                      ------- ------- ------ ---------- --------
Group A Properties (i)............... $18,119 $ 6,122 $1,105   $  743    $3,725
Group B Properties (ii)..............  17,158   5,282  1,254      638     1,273
                                      ------- ------- ------   ------    ------
    Totals........................... $35,277 $11,404 $2,359   $1,381    $4,998
                                      ======= ======= ======   ======    ======

                        SECURITY CAPITAL PACIFIC TRUST

                                  FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                ----------------------------------------------
                                                            PROPERTY
                                RENTAL RENTAL  REAL ESTATE MANAGEMENT INTEREST
                                INCOME EXPENSE    TAXES       FEES    EXPENSE
                                ------ ------- ----------- ---------- --------
For the period January 1, 1996
 to the earlier of the date of
 acquisition or
 March 31, 1996:
  Group A Properties (i)....... $4,702 $1,599     $250        $208     $  923
  Group B Properties (ii)......  4,338  1,441      315         151        318
                                ------ ------     ----        ----     ------
    Totals..................... $9,040 $3,040     $565        $359     $1,241
                                ====== ======     ====        ====     ======

    (i) Group A Properties consist of the following properties for which an audited combined statement of revenues and certain expenses for the year ended December 31, 1995 is presented in this Form 8-K:

      PROPERTY                                 LOCATION          DATE ACQUIRED
      --------                                 --------          -------------
      Timberline...................... Portland, Oregon             4/17/96
      Club Pacifica................... San Diego, California        4/23/96
      The Crossing.................... Corona, California           5/21/96
      Newpointe....................... Orange County, California    7/10/96
      Brighton........................ Portland, Oregon          under contract
      Oakwood......................... San Jose, California      under contract

    (ii) Group B Properties consist of the following unaudited properties:

      PROPERTY                                 LOCATION          DATE ACQUIRED
      --------                                 --------          -------------
      Westcourt Village.............. San Bernardino, California    3/27/96
      Ocean Crest.................... San Diego, California         3/29/96
      Mission Springs................ Ontario, California           5/31/96
      Quail Ridge.................... San Francisco, California     6/13/96
      El Dorado...................... San Diego, California      under contract

  (d) Reflects the elimination of interest income earned on cash and cash equivalents, which for pro forma purposes was utilized to fund property acquisitions:

                                                        FOR THE     FOR THE
                                                          YEAR    THREE MONTHS
                                                         ENDED       ENDED
                                                        12/31/95    3/31/96
                                                        --------  ------------
      Pro Forma utilization of cash and cash
       equivalents..................................... $(5,708)    $(5,708)
      Current interest rate............................    5.22%       5.22%
      Proration factor.................................     1.0         .25
                                                        -------     -------
      Pro Forma interest income adjustment............. $  (298)    $   (74)
                                                        =======     =======

  (e) Reflects the difference between historical property management fee expense and PTR's management fee expense.

                        SECURITY CAPITAL PACIFIC TRUST

                  NOTES TO PRO FORMA STATEMENTS--(CONCLUDED)

  (f) Reflects pro forma depreciation expense adjustment resulting from acquired properties, or properties under contract to be acquired, based on the depreciable basis of PTR's acquisition cost, assuming asset lives ranging from 10 to 40 years. The pro forma depreciation expense adjustment amounts by property are as follows:

                                    ACQUISITION
                               ---------------------- TWELVE MONTHS  THREE MONTHS
      PROPERTY                      DATE       COSTS  ENDED 12/31/95 ENDED 3/31/96
      --------                 -------------- ------- -------------- -------------
      Westcourt Village.......    3/27/96     $12,762     $  256        $   61
      Ocean Crest.............    3/29/96      15,600        316            77
      Timberline .............    4/17/96       7,043        140            35
      Club Pacifica...........    4/23/96      14,300        286            72
      The Crossing............    5/21/96      14,850        297            74
      Missions Springs........    5/31/96      38,500        771           192
      Quail Ridge.............    6/13/96      17,550        351            87
      Newpointe...............    7/10/96       9,400        188            47
      El Dorado............... under contract  29,600        592           148
      Brighton................ under contract  11,150        223            56
      Oakwood................. under contract  64,800      1,296           325
                                                          ------        ------
                                                          $4,716        $1,174
                                                          ======        ======

  (g) Represents the pro forma interest expense adjustments related to utilization of line of credit borrowings that would have been required if the property acquisitions had occurred at January 1, 1995:

                                                   TWELVE MONTHS  THREE MONTHS
                                                   ENDED 12/31/95 ENDED 3/31/96
                                                   -------------- -------------
      Pro forma line of credit borrowings for
       operating properties acquired or under
       contract to be acquired, subsequent to
       March 31, 1996.............................    $137,000      $137,000
      Line of credit borrowings required for 1996
       acquisitions made prior to March 31, 1996..      28,558        28,558
                                                      --------      --------
      Total pro forma line of credit borrowings...     165,558       165,558
      Current interest rate.......................       6.875%        6.875%
      Proration factor............................         1.0           .25
                                                      --------      --------
      Pro forma interest expense adjustment.......    $ 11,382      $  2,846
                                                      ========      ========

  (h) Reflects adjustment to PTR's REIT management fee expense related to the increase in cash flow resulting from acquisition of multifamily properties and adjustments discussed in (d), (e) and (g) above:

                                                   TWELVE MONTHS  THREE MONTHS
                                                   ENDED 12/31/95 ENDED 3/31/96
                                                   -------------- -------------
      Historical earnings from operations from
       acquisitions..............................     $15,135        $3,835
      Pro Forma adjustments:
       Interest income...........................        (298)          (74)
       Property management fees paid to
        affiliates...............................          59            26
       Interest expense..........................     (11,382)       (2,846)
                                                      -------        ------
                                                        3,514           941
      REIT management fee percentage.............          16%           16%
                                                      -------        ------
      Pro Forma REIT management fee expense
       adjustment................................     $   562        $  151
                                                      =======        ======

  (i) The effect on net earnings per common share assuming conversion of the Series A Preferred Shares is antidilutive for both the historical and pro forma amounts.

                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Security Capital Pacific Trust:

  We have audited the accompanying Combined Statement of Revenues and Certain Expenses (the Combined Statement) of the Group A Properties described in note 1 for the year ended December 31, 1995. This Combined Statement is the responsibility of management. Our responsibility is to express an opinion on this Combined Statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Combined Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K to be filed by Security Capital Pacific Trust as described in note 2. The presentation is not intended to be a complete presentation of the Group A Properties' revenues and expenses.

  In our opinion, the Combined Statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses as described in note 2 of the Group A Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Chicago, Illinois
July 11, 1996

                         SECURITY CAPITAL PACIFIC TRUST
                               GROUP A PROPERTIES

              COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

                      YEAR ENDED DECEMBER 31, 1995 AND THE
               PERIOD FROM JANUARY 1, 1996 THROUGH MARCH 31, 1996
                                 (IN THOUSANDS)

                                                                  PERIOD FROM
                                                                JANUARY 1, 1996
                                                               THROUGH MARCH 31,
                                                        1995   1996 (UNAUDITED)
                                                       ------- -----------------
Revenues:
  Rental income....................................... $17,512       4,614
  Other real estate income............................     607          88
                                                       -------       -----
                                                        18,119       4,702
                                                       -------       -----
Certain expenses:
  Salaries and benefits...............................   2,236         584
  Utilities...........................................   1,207         307
  Repairs and maintenance.............................   1,077         269
  Management fees (note 3)............................     744         208
  Real estate taxes...................................   1,105         250
  Advertising and promotion...........................     475          99
  Insurance...........................................     365         105
  Interest expense on debt assumed (note 4)...........   3,725         923
  Other...............................................     761         234
                                                       -------       -----
                                                        11,695       2,979
                                                       -------       -----
    Revenues in excess of certain expenses............ $ 6,424       1,723
                                                       =======       =====


    The accompanying notes are an integral part of the combined statement of revenues and certain expenses.

                        SECURITY CAPITAL PACIFIC TRUST
                              GROUP A PROPERTIES

         NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD FROM JANUARY 1, 1996 THROUGH MARCH
                                   31, 1996

(1) OPERATING PROPERTIES

  The Combined Statement of Revenues and Certain Expenses (the Combined Statement) for the year ended December 31, 1995 and the period from January 1, 1996 through March 31, 1996, relates to the operations of the following properties ("Group A Properties") which have been or are expected to be acquired by Security Capital Pacific Trust (PTR) from unaffiliated parties:

                                                                          PURCHASE
                                                          ACQUISITION       PRICE
      MULTIFAMILY PROPERTY         METROPOLITAN AREA          DATE      (IN THOUSANDS)
      --------------------     ------------------------- -------------- -------------
      Oakwood................. San Jose, California      under contract   $ 64,800
      Club Pacific............ San Diego, California        4-23-96         14,300
      The Crossing............ Corona, California           5-21-96         14,850
      New Pointe.............. Orange County, California    7-10-96          9,400
      Timberline.............. Portland, Oregon             4-17-96          7,043
      Brighton................ Portland, Oregon          under contract     11,150
                                                                          --------
                                                                          $121,543
                                                                          ========

(2) BASIS OF PRESENTATION

  The accompanying Combined Statement has been prepared on the accrual basis of accounting. The Combined Statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K to be filed by PTR. The Combined Statement is not intended to be a complete presentation of combined revenues and expenses of the Group A Properties for the year ended December 31, 1995 and the period from January 1, 1996 through March 31, 1996.

  The combined statement of revenues and certain expenses excludes certain amounts which would not be comparable to the proposed future operations of the properties as follows:

  (a)depreciation of the building and improvements;

  (b)interest expense related to debt not assumed;

  (c)interest income;

  (d)income taxes; and

  (e)other income and expense items unique to the prior owners.

(3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Revenue Recognition

  Rental income from leasing activities consist of lease payments earned from tenants under lease agreements with terms of one year or less.

 Capitalization Policy

  Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

 Advertising and Promotion

  The cost of advertising and promotion is expensed as incurred.

                        SECURITY CAPITAL PACIFIC TRUST
                              GROUP A PROPERTIES

   NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES--(CONCLUDED) YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD FROM JANUARY 1, 1996 THROUGH MARCH
                                   31, 1996

 Use of Estimates

  The preparation of the Combined Statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Combined Statement and accompanying notes. Actual results could differ from those estimates.

 Unaudited Interim Combined Statement

  The Combined Statement of Revenues and Certain Expenses for the period from January 1, 1996 through March 31, 1996 is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Combined Statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the Group A Properties.

(4) RELATED PARTY TRANSACTIONS

  Approximately $525,000 and $137,000 (unaudited) was accrued and paid in management fees to affiliates of prior owners in 1995 and 1996, respectively.

(5) DEBT ASSUMPTION

  PTR anticipates assuming outstanding debt of approximately $47.7 million in connection with the acquisition of Oakwood. The debt consists of a 7.75% fixed rate mortgage note, payable to a financial institution, which requires monthly principal and interest payments of $350,011 through October 2023.